UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

VARONIS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 29th Floor
New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

(877) 292-8767
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2018, Varonis Systems, Inc. (the “Company”) announced the appointment of Mr. Guy Melamed to the office of Chief Operating Officer of the Company in addition to his current role as Chief Financial Officer of the Company, effective as of February 8, 2018.

Mr. Melamed, age 38, has served in various finance roles with the Company since 2011. Prior to his appointment as Chief Financial Officer in April 2017, Mr. Melamed was the Company’s Vice President of Finance, beginning in 2014, during which time he was responsible for financial planning, reporting and operations and was instrumental in building and managing the global finance organization. Before joining Varonis, Mr. Melamed held positions at Ernst & Young and KPMG, where he worked with both foreign and domestic companies. Mr. Melamed holds both a Bachelor of Arts degree and a Master of Science in Accounting from Boston College and is a Certified Public Accountant in the U.S. and Israel.

In connection with Mr. Melamed’s assumption of the responsibilities of Chief Operating Officer and Chief Financial Officer of the Company, the employment agreement between the Company and Mr. Melamed was amended to reflect his new position as Chief Operating Officer, effective February 8, 2018, and corresponding increases in Mr. Melamed’s annual base salary and annual target bonus to $400,000 and $250,000, respectively, effective as of January 1, 2018.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to Mr. Melamed’s employment agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on February 12, 2018, the Company announced the appointment of Mr. David Bass to the office of Chief Technology Officer of the Company, effective as of March 1, 2018. Mr. Bass will be replacing Mr. Ohad Korkus as Chief Technology Officer of the Company, and Mr. Korkus will continue to act as a director of the Company. Mr. Bass, age 40, has been an employee of the Company since 2005 and has served as its Senior Vice President of Engineering since May 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of February 8, 2018, by and between Varonis Systems, Inc. and Mr. Guy Melamed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARONIS SYSTEMS, INC.

Dated: February 12, 2018	By:	/s/ Yakov Faitelson
	Name:	Yakov Faitelson
	Title:	Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of February 8, 2018, by and between Varonis Systems, Inc. and Mr. Guy Melamed

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